 EXHIBIT 99.1

NEWS RELEASE

CONTACT: Michael Budnitsky

Chief Financial Officer

818-591-9800

UNICO AMERICAN CORPORATION REPORTS

THIRD QUARTER 2018 FINANCIAL RESULTS

Calabasas, CA, November 15, 2018 – Unico American Corporation (NASDAQ – “UNAM”) (“Unico” or the “Company”), announced today its consolidated financial results for the three and nine months ended September 30, 2018. For the three months ended September 30, 2018, revenues were $8.2 million and net loss was $0.7 million ($0.12 diluted loss per share) compared with revenues of $9.3 million and net loss of $2.9 million ($0.55 diluted loss per share) for the three months ended September 30, 2017. For the nine months ended September 30, 2018, revenues were $25.6 million and net loss was $2.7 million ($0.51 diluted loss per share) compared with revenues of $27.5 million and net loss of $5.9 million ($1.12 diluted loss per share) for the nine months ended September 30, 2017.

Stockholders’ equity was $55.9 million as of September 30, 2018, or $10.53 per common share including unrealized after-tax investment losses of $1.6 million, compared to stockholders’ equity of $59.9 million as of December 31, 2017, or $11.30 per common share including unrealized after-tax investment losses of $0.2 million.

“While the third quarter of 2018 was not profitable, our loss experience during this quarter was significantly better than during the same quarter a year ago, and our margins improved year over year,” said Cary L. Cheldin, Unico’s President and Chief Executive Officer. “We are pleased with increased investment income. Our management remains focused on the urgency of achieving immediate and sustainable profits.”

About Unico

Headquartered in Calabasas, California, Unico is an insurance holding company that underwrites property and casualty insurance through its insurance company subsidiary; provides property, casualty and health insurance through its agency subsidiaries; and through its other subsidiaries provides insurance premium financing and membership association services. Unico has conducted the majority of its operations through its subsidiary, Crusader Insurance Company, since 1985. For more information concerning Crusader Insurance Company, please visit the Crusader’s Web site at www.crusaderinsurance.com.

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (or “the Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (or “the Exchange Act”). In this context, forward-looking statements are not historical facts and include statements about the Company plans, objectives, beliefs and expectations. Forward-looking statements include statements preceded by, followed by, or that include the words “believes,” “expects,” “anticipates,” “seeks,” “plans,” “estimates,” “intends,” “projects,” “targets,” “should,” “could,” “may,” “will,” “can,” “can have,” “likely,” the negatives thereof or similar words and expressions.

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Forward-looking statements are only predictions and are not guarantees of future performance. These statements are based on current expectations and assumptions involving judgments about, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company’s control. These predictions are also affected by known and unknown risks, uncertainties and other factors that may cause the Company’s actual results to be materially different from those expressed or implied by any forward-looking statement. Many of these factors are beyond the Company’s ability to control or predict. The Company’s actual results could differ materially from the results contemplated by these forward-looking statements due to a number of factors. Such factors include, but are not limited to, failure to meet minimum capital and surplus requirements; vulnerability to significant catastrophic property loss; a change in accounting standards issued by the Financial Accounting Standards Board; ability to adjust claims accurately; insufficiency of loss and loss adjustment expense reserves to cover future losses; changes in federal or state tax laws; ability to realize deferred tax assets; ability to accurately underwrite risks and charge adequate premium; ability to obtain reinsurance or collect from reinsurers and or losses in excess of reinsurance limits; extensive regulation and legislative changes; reliance on subsidiaries to satisfy obligations; downgrade in financial strength rating by A.M. Best; changes in interest rates; investments subject to credit, prepayment and other risks; geographic concentration; reliance on independent insurance agents and brokers; insufficient reserve for doubtful accounts; litigation; enforceability of exclusions and limitations in policies; reliance on information technology systems; single operating location; ability to prevent or detect acts of fraud with disclosure controls and procedures; change in general economic conditions; dependence on key personnel; ability to attract, develop and retain employees and maintain appropriate staffing levels; insolvency, financial difficulties, or default in performance of obligations by parties with significant contracts or relationships; ability to effectively compete; maximization of long-term value and no focus on short-term earnings expectations; control by a small number of shareholders; limited trading of stock; failure to maintain effective system of internal controls; and difficulty in effecting a change of control or sale of any subsidiaries.

Please see Part I - Item 1A – “Risk Factors” in the Company’s 2017 Annual Report on Form 10-K as filed with the U.S. Securities and Exchange Commission (“SEC”), as well as other documents the Company files with the SEC from time-to-time, for other important factors that could cause the Company’s actual results to differ materially from its current expectations and from the forward-looking statements discussed herein. Because of these and other risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. In addition, these statements speak only as of the date of this press release and, except as may be required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Financial Tables Follow –

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands)

	September 30	December 31
	2018	2017
	(Unaudited)
ASSETS
Investments
Available-for-sale:
Fixed maturities, at fair value (amortized cost: $74,869 at September 30, 2018, and $58,153 at December 31, 2017)	$72,856	$57,849
Held-to-maturity:
Fixed maturities, at amortized cost (fair value: $14,864 at September 30, 2018, and $28,098 at December 31, 2017)	14,864	28,098
Short-term investments, at fair value	200	1,848
Total Investments	87,920	87,795
Cash, cash equivalents, and restricted cash	4,413	9,367
Accrued investment income	468	491
Receivables, net	4,153	6,006
Reinsurance recoverable:
Paid losses and loss adjustment expenses	152	127
Unpaid losses and loss adjustment expenses	8,291	8,394
Deferred policy acquisition costs	3,604	4,163
Property and equipment, net	9,694	10,015
Deferred income taxes	4,385	3,381
Other assets	512	560
Total Assets	$123,592	$130,299

LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES
Unpaid losses and loss adjustment expenses	$49,240	$49,077
Unearned premiums	16,158	18,768
Advance premium and premium deposits	367	208
Accrued expenses and other liabilities	1,933	2,301
Total Liabilities	$67,698	$70,354

Commitments and contingencies

STOCKHOLDERS' EQUITY
Common stock, no par – authorized 10,000,000 shares; 5,307,103 and 5,307,133 shares issued and outstanding at September 30, 2018, and at December 31, 2017, respectively	$3,773	$3,773
Accumulated other comprehensive loss	(1,590)	(240)
Retained earnings	53,711	56,412
Total Stockholders’ Equity	$55,894	$59,945

Total Liabilities and Stockholders' Equity	$123,592	$130,299

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

($ in thousands, except per share)

	Three Months Ended		Nine Months Ended
	September 30		September 30
	2018	2017	2018	2017
REVENUES
Insurance company operation:
Net premium earned	$6,924	$8,168	$21,969	$24,309
Investment income	488	310	1,385	785
Net realized investment gains	—	—	—	1
Other income	126	108	294	244
Total Insurance Company Operation	7,538	8,586	23,648	25,339

Other insurance operations:
Gross commissions and fees	578	685	1,856	2,098
Finance charges and fees earned	45	22	97	58
Other income	—	—	10	—
Total Revenues	8,161	9,293	25,611	27,495

EXPENSES
Losses and loss adjustment expenses	5,639	9,918	18,370	24,352
Policy acquisition costs	1,375	1,854	4,512	4,943
Salaries and employee benefits	1,143	1,221	3,557	4,535
Commissions to agents/brokers	43	40	125	127
Other operating expenses	773	696	2,384	2,592
Total Expenses	8,973	13,729	28,948	36,549

Loss before taxes	(812)	(4,436)	(3,337)	(9,054)
Income tax benefit	150	1,509	636	3,105
Net Loss	$(662)	$(2,927)	$(2,701)	$(5,949)

PER SHARE DATA:
Basic
Loss per share	$(0.12)	$(0.55)	$(0.51)	$(1.12)
Weighted average shares	5,307,113	5,307,133	5,307,126	5,307,133
Diluted
Loss per share	$(0.12)	$(0.55)	$(0.51)	$(1.12)
Weighted average shares	5,307,113	5,307,133	5,307,126	5,307,133

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UNICO AMERICAN CORPORATION

AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

($ in thousands)

	Nine Months Ended
	September 30
	2018	2017
Cash flows from operating activities:
Net loss	$(2,701)	$(5,949)
Adjustments to reconcile net loss to net cash from operations:
Depreciation and amortization	417	386
Bond amortization, net	161	(533)
Bad debt expense	—	16
Non-cash stock based compensation	—	12
Realized investment gains	—	(1)
Changes in assets and liabilities:
Net receivables and accrued investment income	1,875	(305)
Reinsurance recoverable	77	(3,801)
Deferred policy acquisitions costs	559	201
Other assets	53	478
Unpaid losses and loss adjustment expenses	163	6,011
Unearned premiums	(2,610)	97
Advance premium and premium deposits	159	206
Accrued expenses and other liabilities	(368)	(505)
Income taxes current/deferred	(648)	(3,109)
Net Cash Used by Operating Activities	(2,863)	(6,796)

Cash flows from investing activities:
Purchase of fixed maturity investments	(21,034)	(44,322)
Proceeds from maturity of fixed maturity investments	16,121	39,354
Proceeds from sale or call of fixed maturity investments	1,270	1,594
Net decrease (increase) in short-term investments	1,648	(2,274)
Additions to property and equipment	(96)	(221)
Net Cash Used by Investing Activities	(2,091)	(5,869)

Cash flows from financing activities:
Repurchase of common stock	—	—
Net Cash Used by Financing Activities	—	—

Net decrease in cash, cash equivalents, and restricted cash	(4,954)	(12,665)
Cash, cash equivalents, and restricted cash at beginning of period	9,367	22,603
Cash, Cash Equivalents, and Restricted Cash at End of Period	$4,413	$9,938

Supplemental Cash Flow Information
Cash paid during the period for:
Interest	—	—
Income taxes	$9	$9

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